Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that PepsiCo, Inc. (“PepsiCo”) and each other undersigned, an officer or director, or both, of PepsiCo, do hereby appoint Larry D. Thompson and Thomas H. Tamoney, Jr., and each of them severally, its, his or her true and lawful attorney-in-fact to execute on behalf of PepsiCo and the undersigned the following documents and any and all amendments thereto (including post-effective amendments) deemed necessary or appropriate by either such attorney-in-fact:

(i)	Automatic Shelf Registration Statement No. 333-133735 relating to the offer and sale of PepsiCo Common Stock, Debt Securities, Warrants and Units, and the Automatic Shelf Registration Statement No. 333-154314 relating to the offer and sale of PepsiCo Common Stock, Debt Securities, Guarantees of Debt Securities, Warrants and Units;

(ii)	Registration Statements No. 33-53232, 33-64243 and 333-102035 relating to the offer and sale of PepsiCo’s Debt Securities, Warrants and Guarantees;

(iii)	Registration Statements No. 33-4635, 33-21607, 33-30372, 33-31844, 33-37271, 33-37978, 33-47314, 33-47527, 333-53436 and 333-56302 all relating to the primary and/or secondary offer and sale of PepsiCo Common Stock issued or exchanged in connection with acquisition transactions;

(iv)	Registration Statements No. 33-29037, 33-35602, 33-42058, 33-51496, 33-54731 33-42121, 33-50685, 33-66150 and 333-109513 relating to the offer and sale of PepsiCo Common Stock under the PepsiCo SharePower Stock Option Plan;

(v)	Registration Statements No. 2-82645, 33-51514, 33-60965 and 333-89265 relating to the offer and sale of PepsiCo Common Stock under the PepsiCo 401(k) Plan or the PepsiCo Long-Term Savings Program; Registration Statement No. 333-65992 relating to the offer and sale of PepsiCo Common Stock under the Retirement Savings and Investment Plan for Union Employees of Tropicana Products, Inc. and Affiliates (Teamsters Local Union #173), the Retirement Savings and Investment Plan for Union Employees of Tropicana Products, Inc. and Affiliates; Registration Statement No. 333-66634 relating to the offer and sale of PepsiCo Common Stock under The Quaker 401(k) Plan for Salaried Employees and The Quaker 401(k) Plan for Hourly Employees; Registration Numbers 333-76196 and 333-150867 each relating to the offer and sale of PepsiCo Common Stock under The PepsiCo 401(k) Plan for Salaried Employees; and Registration Numbers 333-76204 and 333-150868 each relating to the offer and sale of PepsiCo Common Stock under The PepsiCo 401(k) Plan for Hourly Employees;

(vi)	Registration Statements No. 33-61731, 333-09363 and 333-109514 relating to the offer and sale of PepsiCo Common Stock under The PepsiCo, Inc. 1995 Stock Option Incentive Plan; Registration Statement No. 33-54733 relating to the offer and sale of PepsiCo Common Stock under The PepsiCo, Inc. 1994 Long-Term Incentive Plan and resales of such shares by executive officers of PepsiCo; Registration Statement No. 33-19539 relating to the offer and sale of PepsiCo Common Stock under PepsiCo’s 1987 Incentive Plan and resales of such shares by executive officers of PepsiCo; Registration Statement No. 2-65410 relating to the offer and sale of PepsiCo Common Stock under PepsiCo’s 1979 Incentive Plan and 1972 Performance Share Plan, as amended; Registration Statement No. 333-66632 relating to the offer and sale of PepsiCo Common Stock under The Quaker Long Term Incentive Plan of 1990, The Quaker Long Term Incentive Plan of 1999, and The Quaker Oats Company Stock Option Plan for Outside Directors; Registration Statement No. 333-109509 relating to the offer and sale of PepsiCo Common Stock under the PepsiCo, Inc. 2003 Long-Term Incentive Plan and resales of such shares by executive officers and directors of PepsiCo; Registration Statement No. 333-142811 relating to the offer and sale of PepsiCo Common Stock under the PepsiCo, Inc. 2007 Long-Term Incentive Plan;

(vii)	Registration Statements No. 33-22970 and 333-110030 relating to the offer and sale of PepsiCo Common Stock under PepsiCo’s Director Stock Plan and resales of such shares by Directors of PepsiCo;

(viii)	Registration Statement No. 333-87526 relating to the offer and sale of PepsiCo Common Stock under The PepsiCo Share Award Plan;

(ix)	Schedule 13G relating to PepsiCo’s beneficial ownership of Common Stock and Class B Common Stock of The Pepsi Bottling Group, Inc. (“PBG”) and Schedule 13D relating to PepsiCo’s beneficial ownership of Common Stock of PepsiAmericas, Inc. (“PAS”);

(x)	the Registration Statement on Form S-4 to be filed by PepsiCo with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the issuance of shares of PepsiCo Common Stock to stockholders of PBG pursuant to the Agreement and Plan of Merger dated as of August 3, 2009, as may be amended from time to time, among PepsiCo, PBG and Pepsi-Cola Metropolitan Bottling Company, Inc. (“Metro”);

(xi)	the Registration Statement on Form S-4 to be filed by PepsiCo with the SEC under the Securities Act with respect to the issuance of shares of PepsiCo Common Stock to stockholders of PAS pursuant to the Agreement and Plan of Merger dated as of August 3, 2009, as may be amended from time to time, among PepsiCo, PAS and Metro;

(xii)	Schedule 13E-3 relating to the Agreement and Plan of Merger dated as of August 3, 2009, as may be amended from time to time, among PepsiCo, PBG and Metro;

(xiii)	Schedule 13E-3 relating to the Agreement and Plan of Merger dated as of August 3, 2009, as may be amended from time to time, among PepsiCo, PAS and Metro; and

(xiv)

all other applications, reports, registrations, information, documents and instruments filed or required to be filed by PepsiCo with the SEC, any stock exchanges or any governmental official or agency in connection with the listing,

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registration or approval of PepsiCo Common Stock, PepsiCo debt securities or warrants, other securities or PepsiCo guarantees of its subsidiaries’ or third party debt securities or warrants, or the offer and sale thereof, or in order to meet PepsiCo’s reporting requirements to such entities or persons;

and to file the same with the SEC, any stock exchanges or any governmental official or agency, with all exhibits thereto and other documents in connection therewith, and each of such attorneys-in-fact shall have the power to act hereunder with or without the other.

FURTHER, KNOW ALL BY THESE PRESENTS, that each of the undersigned that is an officer or director, or both, of PepsiCo, also hereby constitutes and appoints each of Larry D. Thompson and Thomas H. Tamoney, Jr., and each of them severally, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director or officer, or both, of PepsiCo, Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder;

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the SEC and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is PepsiCo assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney, insofar as it relates to the undersigned’s obligations to file Forms 3, 4 and 5, shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned’s holdings of and transactions in securities issued by PepsiCo, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact; provided that any termination or revocation of this Power of Attorney, insofar as it relates to the undersigned’s obligations to file Forms 3, 4 and 5, shall not affect the delegations of authority by the undersigned pursuant to clauses (i) through (xiv) above.

*        *        *

Each of the undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary,

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or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument. This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney.

Anything to the contrary herein notwithstanding, this Power of Attorney DOES NOT grant the attorneys-in-fact authority to spend the undersigned’s money or sell or dispose of the undersigned’s property during the undersigned’s lifetime, except in the case of PepsiCo with respect to such expenditures as are necessary to carry out the intents and purposes hereof.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

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The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, each of the undersigned principals has executed this instrument on the date indicated opposite its, his or her name.

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Signed and Acknowledged:
/s/ Shona L. Brown	September 18, 2009
SHONA L. BROWN	Director

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Shona L. Brown, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ Ian M. Cook	September 18, 2009
IAN M. COOK	Director

STATE OF NEW YORK	)
) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Ian M. Cook, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ Dina Dublon	September 18, 2009
DINA DUBLON	Director

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Dina Dublon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ Victor J. Dzau, M.D.	September 18, 2009
VICTOR J. DZAU, M.D.	Director

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Victor J. Dzau, M.D., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ Ray L. Hunt	September 18, 2009
RAY L. HUNT	Director

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Ray L. Hunt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ Alberto Ibargüen	September 18, 2009
ALBERTO IBARGÜEN	Director

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Alberto Ibargüen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ Arthur C. Martinez	September 18, 2009
ARTHUR C. MARTINEZ	Director

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Arthur C. Martinez, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ Sharon Percy Rockefeller	September 18, 2009
SHARON PERCY ROCKEFELLER	Director

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Sharon Percy Rockefeller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ James J. Schiro	September 18, 2009
JAMES J. SCHIRO	Director

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared James J. Schiro, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ Lloyd G. Trotter	September 18, 2009
LLOYD G. TROTTER	Director

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Lloyd G. Trotter, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ Daniel Vasella	September 18, 2009
DANIEL VASELLA	Director

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Daniel Vasella, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ Michael D. White	September 18, 2009
MICHAEL D. WHITE	Director

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Michael D. White, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

IN WITNESS WHEREOF, each of the undersigned agents has executed this instrument on the date indicated opposite his name.

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Signed and Acknowledged:
/s/ Larry D. Thompson		September 18, 2009
LARRY D. THOMPSON	Agent and Attorney-in-Fact

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Larry D. Thompson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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Signed and Acknowledged:
/s/ Thomas H. Tamoney, Jr.		September 18, 2009
THOMAS H. TAMONEY, JR.	Agent and Attorney-in-Fact

STATE OF NEW YORK	) ) s.:
COUNTY OF WESTCHESTER	)

On the 18th day of September in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Thomas H. Tamoney, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen Gold
Notary Public

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